                                                                   EXHIBIT 10.21


                                                          DISTRIBUTION AGREEMENT
                   Ingen Technologies, Inc. and Siegel Performance Systems, Inc.


INGEN TECHNOLOGIES, INC.
285 E. County Line Road, Calimesa California 92320
(800) 259-9622   FAX: (800) 777-1186


                             DISTRIBUTION AGREEMENT

This Agreement made effective as of this 15th day of November, 2005, by and between Siegel Performance Systems, Inc., a New York Corporation, further referred to as the ("Contractor"), whose principal address is 12 Christa Court, Huntington, NY 11743; and INGEN TECHNOLOGIES, INC., A Nevada Corporation, further referred to as the ("Company"), whose principal address is 285 E. County Line Road, Calimesa, California 92320, and is made with reference to the following.

                                    RECITALS

A. The Company is a Medical Device Manufacturer, and in the business of providing medical products and services on a Global basis. Said products and services are inclusive of, but not limited to, vestibular function testing and balance testing, referred to as "Secure Balance(TM)".

B. The Company desires to engage the services of the Contractor to distribute Secure Balance(TM) as described in Exhibit-A. The Company authorizes domestic and export rights to the Contractor for all sales of the Secure Balance (TM).

C. The Contractor has the expertise, knowledge and resources for development and implementation of the distribution of Secure Balance(TM) products and agrees to and accepts to sell the Secure Balance(TM) products.

D. The Company will provide product, installation, training, market assistance, promotional materials and other developmental documentation used to promote said products and services in accordance to all laws of which govern the Company in this type of industry.

E. The Company desires to utilize the Contractor's expertise, knowledge and other resources for developing and promoting said services as described in the above Recitals for the purpose of establishing sales of Secure Balance(TM) products and services, and as such, the Contractor desires to distribute the Secure Balance(TM) products and services provided by the Company.

                                                          DISTRIBUTION AGREEMENT
                   Ingen Technologies, Inc. and Siegel Performance Systems, Inc.


NOW, THEREFORE, the Parties mutually agree as follows:

1. In consideration of the Contractor furnishing the expertise, knowledge and other resources in providing said services and market assistance as set forth in the above Recitals hereof, the Company agrees to pay the Contractor 10% (ten percent) of the sale price, not inclusive of taxes or freight.

2. The Company authorizes the Contractor, and any of his sub-marketing groups, to market, promote and sell the products and services of the Company as described in Exhibit-A. Any other products and services offered by the Company are not a part of this Agreement and may not be sold and/or marketed by the Contractor without the written permission or authorization from the Company.

3. As a part of the services specified herein, the Contractor accepts the above considerations and understands his/her rights to sell said services within the United States and abroad. The Contractor agrees to provide his/her "best efforts" to distribute and sell the Secure Balance(TM) products and services.

4. The Contractor is only responsible to market and sell the Secure Balance(TM) program. The Company is responsible to provide installation, training, clinical/technical support, and warranty repair to the customer.

5. Except for the amounts paid to the Contractor as stated in paragraph-1 and within the Recitals herein, the Contractor shall not be entitled to other payment and/or reimbursement for expenses incurred pursuant to this Agreement. All costs and expenses incurred by the Contractor in rendering said services shall be reimbursed or advanced by the Company only upon written authorization to the Contractor by the Company.

6. The Company agrees to provide full and proper assistance to the Contractor inclusive of administrative support, technical support, and professional support on a best efforts basis and within regulatory guidelines and laws set forth for providing said services and without penalty to the Contractor.

7. The Contractor agrees to provide the Company with proper tax documentation and identification upon the signing of this Agreement in accordance to State and Federal tax laws.

8. The relationship between both parties created by this Agreement is that of principal ("the Company") and Outside Contractor ("the Contractor") in that the time spent and the professional manner in which the services are performed shall solely be the responsibility of the Contractor. However, the Contractor agrees to use their best and most diligent efforts, within all laws, to provide the resources and expertise under the terms and conditions setforth herein.

                                                          DISTRIBUTION AGREEMENT
                   Ingen Technologies, Inc. and Siegel Performance Systems, Inc.


9. During the term of this Agreement the Contractor has the right to promote services, either directly and/or indirectly, to any entity that has a similar products as provided by the Company for the duration of this Agreement.

10. In consideration of the importance of confidentiality, non-disclosure and trade secrets, the Contractor acknowledges that during the course of this Agreement between the Company and the Contractor, the Contractor has had access to and will continue to have access to various confidential information and trade secrets consisting of compilations of information, records, specifications and trade lists, which are owned by the Company and which are regularly used in the operation of the Company's business. The Contractor specifically agrees to NOT distribute the product pricing of the Company, nor use the brand name on any of their pricing to their clients. Further, the Contractor will agree to keep confidential all material related to or made a part of this Agreement from any client, employee, associate and/or the like.

     In consideration of continued engagement through this Agreement during the period of the Agreement by the Company, the Contractor shall not disclose any of the aforesaid confidential information or trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the Contractor's engagement with the Company, but does not include information already within the public domain at the time the information is acquired by the Contractor, or information that subsequently becomes public through no act or omission of the Contractor.

     In further consideration of continued engagement and during the period of the Agreement, all files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether prepared by the Contractors or otherwise, coming into the Contractor's possession shall remain the exclusive property of the Company and shall not be removed from the Company's premises under any circumstances whatsoever without prior written consent of the Company.

11. This Agreement shall continue in effect for a period of two years (2-yrs), and may be continued thereafter only by the express mutual agreement of both parties. This agreement may be terminated only for cause or breech of any terms and conditions setforth herein.

12. This document contains the entire Agreement of the parties relating to this Agreement and correctly sets forth the rights, duties and obligations of all parties hereto. Any prior agreements, promises, negotiations and/or representations not expressly set forth in this Agreement is of no force and effect.

13. No waiver of any term or condition of this Agreement shall be deemed or construed to be a waiver of such term or condition in the future, or of any preceding or subsequent breach of the same or any other term or condition of this or any other agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party hereto.

                                                          DISTRIBUTION AGREEMENT
                   Ingen Technologies, Inc. and Siegel Performance Systems, Inc.


14. No amendment or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Unless otherwise specifically set forth under a particular provision, any amendment or modification shall require the overall consent of both parties.

15. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is a conflict between any provision of this Agreement and any statute, law, ordinance, rule, order or regulation, the later shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

16. This Agreement, and all rights and obligations contained herein shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, legal and personal representatives, successors and assigns. It is also specifically agreed and understood that this Agreement shall be binding upon any successor-in-interest to the Company by way of merger, consolidation or otherwise.

17. Any controversy arising out of or in connection with this Agreement, or any amendment thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association. The venue for such arbitration shall be exclusively San Bernardino County, the State of California, and any award rendered shall be final and binding on each and all of the parties thereto and their successor-in-interest, and judgment may be entered thereon in any court having jurisdiction thereon. In any such proceeding, the Arbitrator shall be and hereby is empowered to render an award directing specific performance. Each individual party shall take responsibility for obligations pertaining to costs associated with their own legal representation.

18. All notices among the parties hereto shall be in writing and shall be deemed duly served when personally delivered to another party or, in lieu of such personal service, when deposited in the United States mail, certified and return receipt requested, with first class postage prepaid thereon, addressed as set forth above, or in such other place as may be specified in any written notice given pursuant to this paragraph as the address for service of notice. All notices shall be delivered to the parties addresses as witnessed below.

           Company:           Scott Sand, CEO & Chairman
                              Ingen Technologies, Inc.
                              285 E. County Line Rd.
                              Calimesa, CA 92320
                              (800) 259-9622
                              Tax ID No. 88-0429044

                                                          DISTRIBUTION AGREEMENT
                   Ingen Technologies, Inc. and Siegel Performance Systems, Inc.


           Contractor:        Mark Siegel, President
                              SIEGEL PERFORMANCE SYSTEMS
                              12 Christa Court
                              Huntington, NY 11743
                              Phone: 631-367-9044
                              Fax: 631-367-2648
                              Email: msiegel@optonline.net

19. This Agreement shall be governed and construed in accordance with laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above and agree to all of the terms and conditions of this Agreement setforth herein.



     The Contractor:
                                                    November 15, 2005
             s/s                                    -----------------
             Mark Siegel, President                 Date
             SIEGEL PERFORMANCE SYSTEMS



     The Company:


                                                    November 15, 2005
             s/s                                    -----------------
             Scott Sand, CEO                        Date
             Ingen Technologies, Inc.

                                                                                              DISTRIBUTION AGREEMENT
                                                       Ingen Technologies, Inc. and Siegel Performance Systems, Inc.


                                                      EXHIBIT-A
                                            PRODUCT LIST SOLD TO CUSTOMER



 ITEM     QTY      PART NO.                  DESCRIPTION                                          PRICE
---------------------------------------------------------------------------------------------------------------------

 1        1ea.     Model-4000D               Full Clinical 2-Channel VNG                        $39,990.00
                                             Complete with computer system,
                                             1-Camera Goggle, Footswitch, hand remote
                                             Projection Fullfield Oculomotor System
                                             Secure Balance(TM) Full Clinical VNG Software
                                             Atmos Air Irrigator and Scope
                                             Tower Computer or Laptop Notebook
                                             HP Color Printer

 2        1ea.     Model-4000                SPORTKAT Balance System                            $17,990.00
                                             Balance Therapy & Assessment Platform
                                             VVP Computer Data System
                                             Assessment & Treatment
                                             Software 3.02 Flat Panel
                                             Display Computer System
                                             Base Unit 360 Degree
                                             Platform w/Tilt Sensor
                                             Handrails with Gauge
                                             Readout PSI DC-Power Supply

 3        1ea.                               Full Warranty 1-Year/Extended Warranty Available
                                             Software Upgrades - No Charge
                                             Technical Support-Life time
                                             2-Day Certified Installation and training (On-Site).
                                             2-Day Clinical Workshop-Jacksonville, Fl.
                                             5 Hours of Billing Consulting
                                             60 days Clinical Interpretations

 4        1ea.                               Freight                                            $ 285.47


GRAND TOTAL                                                                                     $ 58,265.47
                                                                                                ===========
                                                 TAX NOT INCLUDED
---------------------------------------------------------------------------------------------------------------------
50%DEPOSIT/50% DELIVERY                          FOB: CALIMESA CA                             DELIVERY: 1-2 WEEKS ARO
---------------------------------------------------------------------------------------------------------------------



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